                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  August 12, 2004
                                                          ---------------

                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-18863                  59-3392443
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)

1400 Marsh Landing Parkway, Jacksonville, Florida                   32250
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code     (904) 741-5400
                                                   ------------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     The following Exhibit is hereby filed as part of this Current Report on
Form 8-K:

     Exhibit 99.1   Press Release dated August 12, 2004.

Item 9. Regulation FD Disclosure.

     On August 12, 2004, Armor Holdings, Inc. (the "Registrant") issued a press release announcing, among other things, that a settlement has been reached with respect to a class action lawsuit filed against the Registrant by the Southern
States Police Benevolent Association and that a warranty revision and product exchange program has been implemented. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2004

ARMOR HOLDINGS, INC.

By:    /s/ Robert R. Schiller
       -------------------------------------------------
Name:  Robert R. Schiller
Title: President and Chief Operating Officer

                                  Exhibit Index

Exhibit 99.1    Press Release dated August 12, 2004